Subsequent Events	12 Months Ended
Jun. 30, 2022
Events after reporting period [Abstract]
Subsequent Events	Subsequent events
(a)On 29 August 2022, a final dividend of 22 SA cents was declared, paid on 17 October 2022

(b)During the budgeting process for the 2023 financial year, a decision was taken to restructure the Tshepong Operations into two separate operations, being the Tshepong North and the Tshepong South operations. This decision was taken to create immediately profitable operations and had the impact of reducing the life-of-mine of Tshepong North from 19 years to seven years. From 1 July 2022, the operations will be reported on separately to the CODM and, as a result, be disclosed as two reportable segments.

(c)On 6 October 2022, Harmony entered into an agreement with Copper Mountain Mining Corporation (Copper Mountain), to acquire its wholly-owned Eva Copper Project and its 2 295 km2 exploration land package in Queensland, Australia (collectively the acquired assets) for a total consideration of up to US$230 million.

Under the terms of the transaction, the acquisition consideration consists of the following:
–US$170 million in upfront cash payable on closing of the transaction
–Up to US$30 million in cash, based on a contingent payment arrangement where Harmony will pay Copper Mountain 10% of the incremental revenue generated from the acquired assets which is above revenue based on a US$3.80/lb copper price
–Up to US$30 million in cash, based on a contingent payment arrangement where Harmony will pay Copper Mountain US$0.03 per pound of contained copper for any SAMREC copper resource discovered and declared on a new deposit within the acquired assets after the closing of the transaction.

Harmony plans to fund the upfront purchase price using available cash and revolving credit facilities.

The closing of the transaction is subject to certain customary conditions, including approval from the Foreign Investment Review Board in Australia and Copper Mountain bondholder approval. The transaction has received approval from the South African Reserve Bank.

Management will assess the accounting treatment upon the closure of the transaction.